UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2023

 ALPHA METALLURGICAL RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-38735	81-3015061
(Commission File Number)	(IRS Employer Identification No.)

340 Martin Luther King Jr. Blvd. Bristol, Tennessee 37620
(Address of Principal Executive Offices, zip code)

(423) 573-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 8, 2023, Alpha Metallurgical Resources, Inc. (the “Company”) issued a press release announcing earnings and other financial results for its fiscal quarter ended March 31, 2023. The press release is attached hereto as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 3, 2023, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) via internet webcast. As of the record date for the Annual Meeting, March 10, 2023, there were 15,012,143 shares of common stock outstanding and eligible to vote. 11,842,826 of these shares, or 78.88%, were represented in person or by proxy at the Annual Meeting. The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The election of nine (9) directors nominated by our board of directors for a term of one year. Each of the nominees was elected.

Nominee	For	Withheld	Broker Non-Votes
Joanna Baker de Neufville	9,319,907	25,440	2,497,479
Kenneth S. Courtis	7,067,913	2,277,434	2,497,479
C. Andrew Eidson	9,325,240	20,107	2,497,479
Albert E. Ferrara, Jr.	9,204,657	140,690	2,497,479
Elizabeth A. Fessenden	9,234,102	111,245	2,497,479
Michael Gorzynski	9,297,815	47,532	2,497,479
Michael J. Quillen	6,985,463	2,359,884	2,497,479
Daniel D. Smith	9,246,232	99,115	2,497,479
David J. Stetson	9,241,304	104,043	2,497,479

Proposal 2: Approval of an amendment and restatement of our second amended and restated certificate of incorporation to replace stockholder supermajority approval requirements with majority approval requirements. The proposal, approval of which required the affirmative vote of two-thirds of outstanding shares, was not approved.

For:	9,109,470
Against:	233,898
Abstain:	1,979
Broker Non-Votes:	2,497,479

Proposal 3: The ratification of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The proposal, approval of which required the affirmative vote of a majority of votes cast, was approved.

For:	11,839,701
Against:	1,576
Abstain:	1,549
Broker Non-Votes:	—

Proposal 4: Advisory approval of the Company’s executive compensation. The proposal, approval of which required the affirmative vote of a majority of votes cast, was approved.

For:	8,945,852
Against:	394,328
Abstain:	5,167
Broker Non-Votes:	2,497,479

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated May 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Metallurgical Resources, Inc.

Date: May 8, 2023	By:	/s/ J. Todd Munsey
Name: J. Todd Munsey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)